                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

AmericasDoctor, Inc:


     As independent public accountants, we hereby consent to the incorporation of our report dated March 15, 2002, included in this Form 10-K, into AmericasDoctor, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-68038).


ARTHUR ANDERSEN LLP

Chicago, Illinois
March 26, 2002